AMENDMENT NO. 2 TO CONVERTIBLE PROMISSORY NOTE

     AMENDMENT NO.2 TO CONVERTIBLE PROMISSORY NOTE (this "Agreement"), dated as of May 31, 2002, by and between eMAGIN CORPORATION, a Delaware corporation (the "Borrower") and The Travelers Insurance Company (the "Lender"), each a party to the Note Purchase Agreement (the "Note Purchase Agreement") entered into as of August 20, 2001 and a Convertible Promissory Note (the "Note") dated August 20, 2001 issued thereunder as amended by Amendment No. 1 To Convertible Promissory Note (the "Amendment") entered into as of May 20, 2002. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Note; provided, that all references to the Note shall mean the Note, as amended by the Amendment.

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, the Amendment provides in Section 1.1 thereof that the outstanding principal amount of the Note shall be payable on May 31, 2002 (the "Maturity Date");

     WHEREAS, the parties hereto are currently engaging in discussion to renegotiate certain provisions of the Note;

     WHEREAS, in order to allow such discussion to proceed in an orderly manner, the Borrower has requested and the Lender has agreed to extend the Maturity Date and amend the Note as set out herein;

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE ONE

                                AMENDMENT TO NOTE

     SECTION 1.1 Amendment to Note. By executing this Agreement, the Borrower and the Lender hereby agree and acknowledge that Section 1 of the Note is hereby amended by deleting "May 31, 2002" and inserting in the place of such deletion "June 5, 2002."

                                   ARTICLE TWO

                                  MISCELLANEOUS

     SECTION 2.1 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including delivery by way of facsimile) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower.
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     SECTION  2.2  GOVERNING  LAW.  THIS  AGREEMENT  SHALL BE  GOVERNED  BY, AND
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCLUDING CONFLICT OF LAW PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION.

     SECTION 2.3 Effective Date. This Agreement shall become effective (the "Effective Date") as of the date first referenced above.

     SECTION 2.4 Effect of Amendment. From and after the Effective Date, the Note and all references to the Note pursuant to the Note Purchase Agreement and the other documents referenced therein shall be deemed to be references to the Note as modified hereby. This Agreement is limited as specified and shall not constitute a modification, amendment, acceptance or waiver of any other provision of the Note, the Note Purchase Agreement or any other document referenced therein.

     SECTION 2.5 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

     SECTION 2.6 Further Assurances. From and after the date of this Agreement, upon the request of any party hereto, each party shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                                    * * * * *

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

     IN WITNESSES WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                        BORROWER:

                                        eMAGIN CORPORATION

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        LENDER:

                                        THE TRAVELERS INSURANCE COMPANY

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


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